Finance Expense, Net	12 Months Ended
Dec. 31, 2021
Finance Expense Net [Abstract]
Finance Expense, Net

8. Finance expense, net

	December 31,
	2021	2020	2019
Interest income	$20	$96	$86
Total interest income	$20	$96	$86
Interest on loans	(120)	(513)	(715)
Interest on lease liabilities	(225)	(121)	(129)
Other interest	(313)	(206)	(132)
Total interest expense	$(658)	$(840)	$(976)
Derivative fair value (losses)	(1,444)	(384)	(98)
Foreign exchange gains (losses), net	64	(2,710)	(354)
Total finance income (expense), net	$(2,018)	$(3,838)	$(1,342)

Accounting policies

Interest income consists of interest income earned on cash and cash equivalents, short-term investments, and lease receivables.

Interest expense on lease liabilities and loans, which includes, interest on commercial borrowings, and also interest on COVID-19 loans using the effective interest rate method. The relevant accounting policy is disclosed in Note 7 - “Other operating income (expense).”

The foreign exchange gains and losses arise principally on USD cash balances and intercompany receivable balances in the parent company, whose functional currency is the Swiss Franc.

The derivative fair value losses arise on the revaluation of a success fee associated with a loan and explained in Note 21 – “Non-current liabilities.”

The Company had an obligation to pay a success fee linked to a loan that is now repaid. The obligation had many features of a cash-settled share option. It was revalued at fair value at each reporting date using an option pricing model based on a Monte Carlo simulation. This model demands inputs that require the exercise of considerable judgement. Refer to Note 25 - “TriplePoint success fee” for additional discussion on the derivative accounting.